1) RA contacts:

Maggie Liu

Qingyu.Liu@moodys.com

212-553-3712

Brian Grow

brian_d_grow@standardandpoors.com

212-438-1555

Bernie Maas

BMaas@dbrs.com

(212) 806-3258

2) Wavg DTI for total pool = 24.33%

    Wavg DTI for group 2 = 24.51%

3. & 4.) already provided

5.) Intex name and PW:

Password for gcmz_dsla05ar6_mkt is: YB9Y

  Directory of Intex web site's \preprice\gcmz_dsla05ar6_mkt

Cust_code: gcm

6) No loans were affected by Hurricane Katrina.  In fact no loans were originated in AL, FL, LA or MS.

7. Downey is considered the issuer.

8.) already provided